Arbitral Award Enforcement:	6 Months Ended
Jun. 30, 2015
Arbitral Award Enforcement: [Abstract]
Arbitral Award Enforcement:

Note 3.      Arbitral Award Enforcement:

In October 2009, Gold Reserve initiated a claim (the "Brisas Arbitration") under the Additional Facility Rules of the ICSID of the World Bank. The Company filed its claim to obtain compensation for the losses caused by the wrongful actions of Venezuela that terminated the Brisas Project in violation of the terms of the Treaty between the Government of Canada and the Government of Venezuela for the Promotion and Protection of Investments (the "Canada-Venezuela BIT"). (Gold Reserve Inc. v. Bolivarian Republic of Venezuela (ICSID Case No. ARB(AF)/09/1)).

The September 22, 2014 ICSID Arbitral Award

On September 22, 2014, the ICSID Tribunal unanimously awarded to the Company the Arbitral Award
(the "Award") totaling (i) $713 million in damages, plus (ii) pre-award interest from April 2008 through the date of the Award based on the U.S. Government Treasury Bill Rate, compounded annually totaling, as of the date of the Award, approximately $22.3 million and (iii) $5 million for legal costs and expenses, for a total, as of September 22, 2014, of $740.3 million. The Award (less legal costs and expenses) accrues post-award interest at a rate of LIBOR plus 2%, compounded annually (approximately $58,000 per day) for a total estimated Award as of the date of this report of $757 million. An ICSID Additional Facility Award is enforceable globally in jurisdictions that allow for the recognition and enforcement of commercial arbitral awards.

Although the process of getting an Award recognized and enforced is different in each jurisdiction, the process in general is- the Company files a petition or application to confirm the Award with the competent court; Venezuela has the right to oppose such petition for confirmation or recognition; thereafter there are a number of filings made by both parties and in some cases hearings before the court.  If the court subsequently confirms the enforcement of the Award then the court will issue a judgement against Venezuela. Thereafter the Company will begin the process of executing the judgment by identifying and attaching specific property owned by Venezuela that is not protected by sovereign immunity.

The December 15, 2014 Reconfirmation of Arbitral Award

Subsequent to the issuance of the Award, Venezuela and the Company filed requests for the ICSID Tribunal to correct what each party identified as "clerical, arithmetical or similar errors" in the Award as is permitted by the rules of ICSID's Additional Facility. The Company identified what it considered an inadvertent arithmetic error that warranted an increase in the Award of approximately $50 million and Venezuela identified what it contended were significant inadvertent arithmetic errors that supported a reduction of the Award by approximately $361 million. On December 15, 2014, the Tribunal denied both parties' requests for correction and reaffirmed the Award originally rendered in favor of Gold Reserve on September 22, 2014 (the "December 15th Decision"). This proceeding marked the end of the Tribunal's jurisdiction with respect to the Award.

Legal Activities in France

The Award was issued by a Tribunal constituted pursuant to the arbitration rules of ICSID's Additional Facility and, by agreement of the parties the seat of the Tribunal was in Paris.  As a consequence, the Award is subject to review by the French courts.

Venezuela's Requests for Annulment

Application for Annulment of the September 22, 2014 ICSID Arbitral Award

In late October 2014, Venezuela filed an application before the Paris Court of Appeal, declaring its intent to have the Award annulled or set aside. According to the schedule established by the Paris Court of Appeal, written pleadings are to be closed by October 15, 2015 and the hearing of Venezuela's application to annul is to take place on November 3, 2015.   At this stage, the Company expects that a judgment on Venezuela's application will be rendered before the end of the year, although this is a matter over which the Company has no control.

 Application for Annulment of the December 15, 2014 Reconfirmation of Arbitral Award

Venezuela also filed an application before the Paris Court of Appeal to annul the December 15th Decision whereby the Tribunal dismissed Venezuela's motion to correct the Award (see December 15, 2014 Reconfirmation of Arbitral Award above).  Venezuela filed its brief on this matter on May 5, 2015 and on May 7, 2015 the Paris Court of Appeal accepted a proposal by both parties to follow the same procedural schedule established for the initial application for annulment discussed above. Following the same procedural schedule could allow a decision on both of Venezuela's annulment applications before the end of the year although, similar to the initial application for annulment, this is a matter over which the Company has no control. Neither annulment proceedings discussed herein affect the finality of the Award or its enforceability in the interim.

Application for Exequatur

In early November 2014, the Company filed an application before the Paris Court of Appeal to obtain an order of exequatur for the recognition of the Award as a judgment of the Court. Venezuela opposed the Company's application and requested a stay of execution pending the determination of its application for annulment of the Award discussed above. On January 29, 2015, the Paris Court of Appeal granted the Company's application for exequatur and dismissed Venezuela's request to stay the execution of the Award pending the outcome of its application to annul the Award. Since Venezuela was denied its motion to stay the execution of the Award, the exequatur or recognition of the Company's ICSID Award as a judgement of the Court, granted on January 29, 2015, is not appealable and remains in full force and effect.

Legal Activities in US District Court for the District of Columbia

On November 26, 2014 the Company filed, in the US District Court for the District of Columbia ("DDC"), a petition to confirm the Award.  If and when the Award is confirmed it will be enforceable in the United States as a judgment of the court. Venezuela initially refused to accept service of the petition to confirm. In consequence, the Company served Venezuela under the relevant provision of the Foreign Sovereign Immunities Act.

Venezuela continued to dispute the validity of service but, on April 15, 2015, agreed to accept service of Gold Reserve's petition to confirm in exchange for an agreed response date of June 12, 2015.  On that date, Venezuela filed a motion to dismiss the petition, deny recognition of the Award or, in the alternative, stay enforcement. As expected, Venezuela's main arguments were that:

i) the arbitral tribunal had no jurisdiction to arbitrate the dispute primarily based on Venezuela's claim that Gold Reserve did not meet the relevant treaty requirement that the party seeking arbitration must be a "Canadian enterprise" and have made an investment in Venezuela;

ii) Venezuela's treaty with Canada prohibits arbitral tribunals from awarding to an investor compensation for losses incurred by a subsidiary, requiring instead that any compensation must be awarded to the subsidiary itself;

iii) the procedures adopted by the Tribunal were grossly unfair and deprived Venezuela of fundamental due process rights; and

iv) the Tribunal imposed on Venezuela what amounts to punitive damages based on what it considered to be “equitable” considerations.

On July 2, 2015, the Company filed its opposition to Venezuela's June 12, 2015 motion.  On July 15, 2015, Venezuela filed its reply in support of its motion, and focused primarily on its argument that the Tribunal improperly awarded damages to Gold Reserve (the Canadian parent company) rather than its local Venezuelan subsidiary. In support, Venezuela included a multi-page argument on its interpretation of relevant sections of the treaty and offered, among other things, three new expert opinions.

On July 24, 2015, the Company filed a motion for leave of court to file a sur-reply by August 31, 2015, to respond to the new evidence and arguments in Venezuela's reply brief.  The court granted this motion, over Venezuela's opposition, on August 10, 2015.  The Company's intention is to move expeditiously towards obtaining confirmation of the Award in the U.S. and pursue applicable enforcement options in due course.

Legal Activities in Luxembourg

On October 28, 2014, the Company was granted an exequatur for the recognition and execution of the Award by Tribunal d'arrondissement de et à Luxembourg. As a result, the Company is allowed to proceed with conservatory or attachment actions against Venezuela's assets in the Grand Duchy of Luxembourg. On January 12, 2015, Venezuela filed a notice of appeal of this decision in the Cour d'appel de Luxembourg (the "Luxembourg Court of Appeal") asking for a stay of execution pending the determination of its application to annul the Award before the Paris Court of Appeal.

The Luxembourg Court of Appeal subsequently issued a scheduling direction, dividing Venezuela's arguments in two and ordering that the arguments on form and the request for stay of execution be heard together, on May 21, 2015. In accordance with the scheduling direction, the Company filed its response to Venezuela's first set of arguments, on March 16, 2015, Venezuela filed a reply on April 21, 2015 and, thereafter the Company filed its reply on April 30, 2015.

On June 25, 2015, the Luxembourg Court of Appeal stayed Venezuela's appeal of the October 28, 2014 order of the Chairman of the Tribunal d'arrondissement de et à Luxembourg granting the exequatur (recognition and execution) of the Award in Luxembourg, on the basis that the Paris Court of Appeal is scheduled to hear Venezuela's application to annul within a few months. The exequatur remains in full effect which means that the Company is free to proceed with additional seizures if and when it deems it appropriate.

The Company, on several occasions, served on the Luxembourg offices of JP Morgan and Deutsche Bank the equivalent of writs of garnishment relating to interest payments on Venezuela sovereign bonds and any other funds owned by Venezuela. These banks were chosen because they are designated as paying agents or transfer agents in listing memoranda relating to various bonds issued by Venezuela and listed on the Luxembourg Stock Exchange. The banks continue to deny holding funds for the account of Venezuela, which appears to contradict the information contained in the listing memoranda.

As a result, the Company intends to have the issue determined by the appropriate court or judge having jurisdiction in Luxembourg over such matters or make other legal inquiries in other jurisdictions to assist the Company in understanding the relevant funding process. To that end, the Company has applied in the US District Court for the Southern District of Florida for an Order, under 28 U.S.C. § 1782, authorizing it to subpoena JP Morgan Chase Bank, N.A. (JP Morgan) and Deutsche Bank Trust Company Americas (DBTCA), designated paying agents in the US under the listing memoranda.  On July 22 and August 10, 2015, the Company was notified that the Court had granted the orders in relation to JP Morgan and DBTCA and service ensued on July 24 and August 12, respectively.  The stated response time is 14 days from service for production of documents and 21 days for testimony which may be extended depending on the volume of responsive information in their possession, custody or control.

Legal Activities in England

On May 19, 2015, the Company filed in the High Court (Queen Bench's Division - Commercial Court) an application for leave to enforce the Award pursuant to s. 101(2) of the Arbitration Act.  On May 21, the Court granted leave to enforce the Award as a judgment or order of the court.  Accordingly, service of the order is being affected as diligently as possible under the English rules, through the Foreign Process Section of the Royal Courts of Justice, which the Company expects to be completed by the end of September 2015. As per the rules and practice of the Court, enforcement is stayed, however, pending a period of 2 months and 22 days following service of the order on Venezuela, during which period the latter may apply to set aside the order.

Communications with Venezuela

Representatives from Venezuela and the Company have had a number of meetings and communications since October 2014 regarding the satisfaction of the Award. Most recently in July 2015 representatives from the Company, James H. Coleman, Chairman of the Board of Directors and Rockne J. Timm, CEO met with Jorge Arreaza, Vice President of the Bolivarian Republic of Venezuela, Reinaldo Muñoz, acting Procurador General, Asdrubal Chavez, Minister of Oil and Mining, and Eulogio Del Pino, President of Petroleos de Venezuela, S.A. (PDVSA). The purpose of the meeting was to facilitate on-going discussions regarding resolving the Award due to the Company.

As a result of the meeting, the parties agreed to work in good faith to (1) reach an agreement to resolve the amount due the Company related to the Arbitral Award and, (2) work together to identify a third party to participate in the development of the Brisas/Las Cristinas gold copper deposit with the additional purpose of resolving the arbitral award. The Venezuelan government has agreed to make available the acting Procurador General and the President of PDVSA to advance this strategy.While it is the objective of both the Company and the Venezuelan government to amicably resolve the payment of the arbitral award, it was also understood that the Company will continue to pursue all legal avenues to enforce and collect the arbitral award and in turn, Venezuela will take all legal steps to defend its legal rights.

 The Company believes that Venezuela will ultimately honor its international obligations although there can be no assurances in this regard, hence the necessity to pursue enforcement proceedings wherever the Company believes it can attach assets that are not immune from execution, in order to collect. The Company remains firmly committed to the enforcement and collection of the Award including accrued interest in full and will continue to vigorously pursue all available remedies accordingly in every jurisdiction where it perceives that it can draw a benefit that will bring it closer to the collection of the Award.

The Company's Intent to Distribute Collection of the Arbitral Award to Shareholders

Subject to applicable regulatory requirements and good business practices regarding capital and reserves for operating expenses, accounts payable and income taxes, and any obligations arising as a result of the collection of the ICSID Award including payments pursuant to the terms of the convertible notes (if not otherwise converted), Interest Notes, CVR's, Bonus Plan and Retention Plan (all as defined herein) or undertakings made to a court of law, the Company's current plan is to distribute to its shareholders, in the most cost efficient manner, a substantial majority of any net proceeds.

Obligations Due Upon Collection of Arbitral Award and Sale of Brisas Technical Mining Data

The Board of Directors (the "Board") approved a Bonus Pool Plan ("Bonus Plan") in May 2012, which is intended to reward the participants, including executive officers, employees, directors and consultants, for their past and future contributions including their efforts related to the development of the Brisas Project, execution of the Brisas Arbitration and the collection of an award, if any. The bonus pool under the Bonus Plan will generally be comprised of the gross proceeds collected or the fair value of any consideration realized related to such transactions less applicable taxes times 1% of the first $200 million and 5% thereafter. Participation in the Bonus Plan vests upon the participant's selection by the Committee of independent directors, subject to voluntary termination of employment or termination for cause. The Company also maintains the Gold Reserve Director and Employee Retention Plan (See Note 9, Stock Based Compensation Plans).  Units ("Retention Units") granted under the plan become fully vested and payable upon: (1) collection of proceeds from the Arbitral Award and/or sale of mining data and the Company agrees to distribute a substantial majority of the proceeds to its shareholders or, (2) the event of a change of control. The Company currently does not accrue a liability for the Bonus or Retention Plan as events required for payment under the Plans have not yet occurred.

The Company has outstanding contingent value rights ("CVR's") which entitles each note holder that participated in the 2012 Restructuring (as defined herein) to receive, net of certain deductions (including income tax calculation and the payment of current obligations of the Company), a pro rata portion of a maximum aggregate amount of 5.468% of the proceeds actually received by the Company with respect to the Brisas Arbitration proceedings or disposition of the technical data related to the development of the Brisas Project that was compiled by the Company (the "Brisas Project Technical Mining Data"). The proceeds, if any, could be cash, commodities, bonds, shares and/or any other consideration received by the Company and if such proceeds are other than cash, the fair market value of such non-cash proceeds, net of any required deductions (e.g., for taxes) will be subject to the CVR's and will become an obligation of the Company only as the Arbitral Award is collected.

Included in accounts payable is approximately $3.1 million which represents legal fees deferred during the arbitration but now payable as a result of the Arbitral Award. In addition, the Company is obligated to pay contingent legal fees of approximately $1.7 million due upon the collection of the Award.